SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Filed  by  the  Registrant   [  X  ]
Filed  by  a  Party  other  than  the  Registrant   [    ]

Check  the  appropriate  box:
[     ]     Preliminary  Proxy  Statement
[     ]     Confidential,  For Use of the Commission Only ( as permitted by Rule
            14a-6  (e)  (2))
[  X  ]     Definitive  Proxy  Statement
[     ]     Definitive  Additional  Materials
[     ]     Soliciting  Material  Pursuant  to  240.14a-11(c)  or  240.14a-12


                           NEW YORK HEALTH CARE, INC.
                     ---------------------------------------
                  (Name of Registrant as Specified in Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[  X  ]     No  fee  required.

[     ]     Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:

     2)     Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)     Proposed  maximum  aggregate  value  of  transaction:

     5)     Total  fee  paid:

[     ]     Fee  paid  previously  with  preliminary  materials:

[     ]     Check  box  if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:

     2)     Form,  Schedule  or  Registration  No.:

     3)     Filing  Party:

     4)     Date  Filed:

                          NEW  YORK  HEALTH  CARE,  INC.
                              1850  MCDONALD  AVENUE
                            BROOKLYN,  NEW  YORK  11223

                  NOTICE  OF  ANNUAL  MEETING  OF  SHAREHOLDERS


To the Shareholders of New York Health Care, Inc.:

     The Annual Meeting of Shareholders of New York Health Care, Inc. (the "Company") will be held at the offices of the Company, 1850 McDonald Avenue, Brooklyn, New York 11223 on February 22, 2002 at 10:00 A.M. local time, for the purpose of considering and voting upon the approval and adoption of the following:

     1. To elect six directors to serve until the next Annual Meeting of Shareholders, or until their successors are elected and qualify;

     2. To approve the selection of M.R. Weiser & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

     3. To transact such other business as may properly come before the meeting or any other adjournment or adjournments thereof.

     Only holders of record of the Company at the close of business on February 1, 2002 be entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof.


                                           By Order of the Board of Directors

                                           /s/  Jacob  Rosenberg
                                           ---------------------
                                           Jacob Rosenberg, Secretary

                                    IMPORTANT


IT IS IMPORTANT THAT AS MANY SHARES AS POSSIBLE BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE THAT YOU DATE, SIGN AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE (WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES). YOUR PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT HAS BEEN VOTED.

                           NEW YORK HEALTH CARE, INC.

                      PROXY FOR NEW YORK HEALTH CARE, INC.
                       ANNUAL  MEETING  OF  SHAREHOLDERS

The undersigned, a holder of record of shares of Common Stock, par value $.01 per share ("Common Stock") of New York Health Care, Inc. (the "Company"), hereby revokes all prior proxies and appoints Jerry Braun and Jacob Rosenberg, or each of them, proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders and any adjournments, postponements or rescheduling thereof, and instructs said proxies to vote as follows:

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS REFERRED TO IN (1) THROUGH (4) BELOW PROVIDED YOU HAVE SIGNED THIS PROXY.

            PLEASE INDICATE YOUR PROPOSAL SELECTION BY PLACING AN "X"
                         IN  THE  APPROPRIATE  BOX.

1. To elect Jerry Braun, Jacob Rosenberg, Hirsch Chitrik, Sid Bornstein, H. Gene Berger and Charles J. Pendola as six directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualify.

                 FOR           AGAINST                 ABSTAIN

2. To approve the selection of M.R. Weiser & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

                 FOR           AGAINST                 ABSTAIN

3. To transact such other business as may properly come before the meeting or any other adjournment or adjournments thereof.

                 FOR           AGAINST                 ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING ON BEHALF OF THE UNDERSIGNED.

     _______________________________________________
                                      (Signature(s))

     _______________________________________________
                         (Print name(s)signed above)

                            IF SIGNATURE IS BY A PERSON ACTING IN A REPRESENTATIVE OR FIDUCIARY CAPACITY (e.g. CORPORATE OFFICER OR TRUSTEE), PLEASE PROVIDE TITLE

                            ____________________________________

                            Date: ______________________________

                           NEW YORK HEALTH CARE, INC.
                              1850 MCDONALD AVENUE
                            BROOKLYN, NEW YORK 11223



                                                               January 23, 2002

Dear  Shareholders:

     As President of New York Health Care, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of the Shareholders to be held on February 22, 2002 at the offices of the Company, 1850 McDonald Avenue, Brooklyn, New York, at 10:00 A.M. for the purpose of (i) electing six directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualify; (ii) approving the selection of M.R. Weiser & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and (iii) to conduct such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

     Your representation and vote are very important and your shares should be voted. Therefore, even if you do not plan to attend the Annual Meeting, we urge you to review and consider the enclosed proxy material and then complete, date and return the enclosed proxy.

                                       Very  truly  yours,

                                       NEW YORK HEALTH CARE, INC.


                                       By:  /s/  Jerry Braun
                                          ---------------------
                                          Jerry Braun, President

                           NEW YORK HEALTH CARE, INC.
                              1850 MCDONALD AVENUE
                               BROOKLYN, NY 11223

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 22, 2002

                                 PROXY STATEMENT


GENERAL  INFORMATION

     This Proxy Statement is furnished to stockholders of New York Health Care, Inc., a New York corporation ("NYHC" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on Wednesday, February 22, 2002, at 10:00 a.m. local time, and at any and all adjournments or postponements thereof for the purposes set forth in the Notice of Annual Meeting accompanying this Proxy Statement. The Annual Meeting will be held at the Company's offices at 1850 McDonald Avenue, Brooklyn, New York 11223.

     These proxy solicitation materials are first being mailed on or about February 1, 2002 to all stockholders entitled to vote at the Annual Meeting.

REVOCABILITY  OF  PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (sent to the attention of Mr. Jacob Rosenberg, Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

VOTING  AND  SOLICITATION

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally or telephonically through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

     Only stockholders of record at the close of business on February 1, 2002 are entitled to notice of and to vote at the Annual Meeting. As of January 23, 2002, 3,695,230 shares of the Company's Common Stock were issued and outstanding. On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share held of record on February 1, 2002. The Company's by-laws do not provide for cumulative voting by stockholders.

     A majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Each matter to be submitted to a vote of the stockholders, other than the election of directors, must receive an affirmative vote of the majority of shares present, in person or represented by proxy, and entitled to vote at the Annual Meeting. Directors shall be elected by a plurality of the votes cast. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no legal effect under New York law. The Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting for the transaction of business and, except for the election of directors, should also be counted in tabulating votes cast on proposals presented to stockholders. The Company intends to count broker non-votes as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

     The shares represented by all valid proxies will be voted in accordance with the specifications therein. Unless otherwise directed in the proxy, the persons named therein will vote FOR: 1) the election to the Board of Directors of the six nominees listed below; and 2) the approval of the selection of M.R. Weiser & Co. LLP as the Company's independent auditor for the fiscal year ending December 31, 2001. As to any other business, which may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other such business.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

     The Amended and Restated Certificate of Incorporation of the Company provides for the Company's Board of Directors to serve until their successors have been duly elected and qualified or until they resign, become disqualified or disabled, or are otherwise removed. The nominees for election to the Board of Directors are listed below.

NAME                             AGE               POSITION               DIRECTOR SINCE
-------------------------------  ---  ----------------------------------  --------------
Jerry Braun                       44  President, Chief Executive Officer            1983
                                      and Director

Jacob Rosenberg                   44  Vice President, Chief Operating               1983
                                      Officer, Secretary and Director

Hirsch Chitrik                    73  Director                                      1995

Sid Borenstein                    48  Director                                      1995

H. Gene Berger                    61  Director                                      1998

Charles J. Pendola                56  Director                                      1998

     Jerry Braun has been the President, Chief Executive Officer and Chief Operating Officer of the Company since its inception in 1983.

     Jacob Rosenberg, has been Secretary and a Director since the Company's inception in 1983, and Vice President and Chief Operating Officer since February 1995.

     Hirsch Chitrik has been a Director of the Company since May 1995. For more than the last five years, Mr. Chitrik has been the President of Citra Trading Corporation, a privately-held company in New York engaged in the jewelry business.

     Sid Borenstein has been a Director of the Company since May 1995. For more than the last five years, Mr. Borenstein, a Certified Public Accountant, has been a General Partner in Sid Borenstein & Co., CPA's, in Brooklyn, New York.

     H. Gene Berger has been a director of the Company since February 1998. Since 1981 Mr. Berger has been the president of Jay Isle Associates, a consulting firm to the health care industry. From October 1991 to October 1997, Mr. Berger was employed by Transworld Health Care, Inc., which is a regional provider of alternate site health care services and products, in a number of capacities including executive vice president, president, chief operating officer and chief executive officer.

     Charles J. Pendola has been a director of the Company since February 1998. As of March 2000, Mr. Pendola has been the President of DLJ Managed Plans Corporation, a division of an investment banking firm. He is also Senior Vice President of Black Mountain Management, a management consulting firm. Since April 1997, Mr. Pendola has been an independent management consultant to various organizations in the health care industry. From August 1996 to March 1997 Mr. Pendola was the president and chief executive officer of First Medical Corporation, An international health care management firm providing services to health care networks, managed care organizations and independent health providers in the United States and Europe. From April 1989 to June 1996, Mr. Pendola was the president and chief executive officer of Preferred Health Network, a not-for-profit corporation which managed a diversified group of health care providers and health related organizations including five acute care hospitals and 20 ambulatory care centers. Mr. Pendola is a certified public accountant.

     There is no family relationship between any director or executive officer of the Company.

THE  BOARD  OF  DIRECTORS  AND  ITS  COMMITTEES

     The Company's Board of Directors met a total of 3 times during the fiscal year ended December 31, 2000. Each of the directors attended all of the meetings of the Board of Directors.

     The Company has an Audit Committee, which was formed in February 1998 and consists of three non-employee directors; Mr. Borenstein, Mr. Pendola and Mr.
Berger. The Audit Committee assists in selecting the independent auditors, designating services they are to perform and maintaining effective communications with those auditors. The Company also has a Compensation Committee, which was formed in May 1998 and is composed of Mr. Braun, Mr. Pendola and Mr. Berger. The Compensation Committee will review and act on all matters relating to compensation levels and benefit plans for executive officers and key employees of the Company, including salary, bonus and stock options. The Compensation Committee is responsible for granting stock awards, stock options and other awards to be made under the Company's existing incentive Performance Incentive Plan.

     Directors who are officers of the Company receive no compensation for attending committee or regular or special Board meetings. Non-employee directors receive $1,000 for attending each regular or special board meeting and $500 for attending each Audit Committee or Compensation Committee meeting.

     Directors who are employed by the Company are eligible to receive stock options pursuant to the Company's Stock Option Plan. Non-employee directors, who are not eligible to receive such stock options, have been issued warrants by the Company.

     Information relating to the Company's issuance of stock options and warrants to executive officers and directors has been fully set forth in the Company's Form 10-KSB Annual Report for 2000, which is being delivered to stockholders together with this proxy statement and that material is incorporated herein by reference.

THE  BOARD  OF  DIRECTORS  RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 1.

                                   PROPOSAL 2:


          RATIFICATION  OF  SELECTION  OF  INDEPENDENT  AUDITOR

     The Board of Directors has selected M.R. Weiser & Co. LLP as the Company's independent auditors for the fiscal year ending December 31, 2001 and has further directed that the Audit Committee submit the selection of independent auditor for ratification by stockholders at the Annual Meeting. Representatives of M.R. Weiser are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of M.R. Weiser & Co. LLP as the Company's independent auditor is not required by the Company's by-laws or otherwise. However, the Board is submitting M.R. Weiser & Co. LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether to retain that firm. Even if the selection is ratified, the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

THE  BOARD  OF  DIRECTORS  RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL 2.


MANAGEMENT  AND  PRINCIPAL  STOCKHOLDERS

     Information relating to the Company's executive officers and directors, the stock ownership of management and the Company's principal stockholders, employment agreements between the Company and its management, certain relationships and related transactions and compliance with Section 16(a) of the Securities and Exchange Act of 1934 has been fully set forth in the Company's Form 10-KSB Annual Report for 1999 which is being delivered to stockholders together with this proxy statement, and that material is incorporated herein by reference. Information about the, compensation of the named executives of the Company set forth below;


EXECUTIVE  COMPENSATION

     The information regarding executive compensation during the fiscal year ended December 31, 2000 is contained in the Company's Form 10-KSB Annual Report in Item 10 "Executive Compensation."

APPOINTMENT  OF  INDEPENDENT  AUDITOR

     The firm of M.R. Weiser & Co. LLP, the Company's independent auditor for the fiscal years ended December 31, 1995, 1996, 1997, 1998, 1999 and 2000 was selected by the Board of Directors to act in the same capacity for the fiscal year ending December 31, 2001. Neither the firm of M.R. Weiser & Co. LLP nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's Auditor.

     Representatives of M.R. Weiser & Co. LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from stockholders.

STOCKHOLDER  PROPOSALS

     Proposals of the stockholders of the Company which are intended to be presented by stockholders at the Company's Annual Meeting for the year ended December 31, 2001 must be received by the Company no later than March 6, 2002 to be included in the proxy statement and form of proxy relating to the Company's Annual Meeting for the year ended December 31, 2001.


OTHER  MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

     The Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2000 is being sent with this Proxy Statement to all stockholders of record as of February 1, 2002.


                                   Signature by order of the Board of Directors.

                                   /s/  Jacob Rosenberg
                                   --------------------
                                   Jacob Rosenberg, Secretary


Dated:  Brooklyn,  New  York
        January 23, 2002